                                                                    Exhibit 99.1

                          VERITAS SOFTWARE CORPORATION
                    Unaudited Financial Impact of Restatement
                     (in millions, except per share amounts)

                                                                        YEAR ENDED DECEMBER 31, 2000
                                                                               (Unaudited)
                                      ---------------------------------------------------------------------------------------------
                                                      UNDER U.S. GAAP                                    PRO FORMA
                                      ---------------------------------------------    --------------------------------------------
                                         AS                                               AS
                                      REPORTED     RESTATEMENT     %       RESTATED    REPORTED    RESTATEMENT     %       RESTATED
                                      --------     -----------     -       --------    --------    -----------     -       --------
Net Revenue                              $1,207      ($   17)    (1.4%)      $1,190      $ 1,207     ($   17)     (1.4%)    $ 1,190
Operating Expenses                       $1,573      ($    7)    (0.4%)      $1,566      $   698     ($    7)     (1.0%)    $   691
Income (Loss) Before Income Taxes       ($  526)     ($   10)     1.9%      ($  536)     $   411     ($   10)     (2.4%)    $   401
Net Income (Loss)                       ($  620)     ($    7)     1.1%      ($  627)     $   263     ($    6)     (2.3%)    $   257
                                        =======      =======      ===       =======      =======     =======      ====      =======
Net Income (Loss) per Share - Diluted   ($ 1.55)     ($ 0.02)     1.3%      ($ 1.57)     $  0.60     ($ 0.01)     (1.7%)    $  0.59
                                        =======      =======      ===       =======      =======     =======      ====      =======

                                                                      YEAR ENDED DECEMBER 31, 2001
                                                                             (UNAUDITED)
                                        ---------------------------------------------------------------------------------------
                                                   UNDER U.S. GAAP                                  PRO FORMA
                                        -----------------------------------------    ------------------------------------------
                                            AS                                          AS
                                        REPORTED   RESTATEMENT     %     RESTATED    REPORTED  RESTATEMENT     %       RESTATED
                                        --------   -----------     -     --------    --------  -----------     -       --------
Net Revenue                               $1,492     ($    1)    (0.1%)    $1,491     $ 1,492    ($    1)    (0.1%)    $ 1,491
Operating Expenses                        $1,812     ($   13)    (0.7%)    $1,799     $   921    ($   13)    (1.4%)    $   908
Income (Loss) Before Income Taxes        ($  542)     $   12     (2.2%)   ($  530)    $   427     $   12      2.8%     $   439
Net Income (Loss)                        ($  651)     $    8     (1.2%)   ($  643)    $   282     $    8      2.8%     $   290
                                         =======     =======     ====     =======     =======    =======      ===      =======
Net Income (Loss) per Share - Diluted    ($ 1.63)     $ 0.02     (1.2%)   ($ 1.61)    $  0.67     $ 0.02      3.0%     $  0.69
                                         =======     =======     ====     =======     =======    =======      ===      =======


                                                                NINE MONTHS ENDED SEPTEMBER 30, 2002
                                                                            (UNAUDITED)
                                        --------------------------------------------------------------------------------------
                                                     UNDER U.S. GAAP                                PRO FORMA
                                        ------------------------------------------   -----------------------------------------
                                            AS                                          AS
                                        REPORTED   RESTATEMENT     %      RESTATED   REPORTED  RESTATEMENT     %      RESTATED
                                        --------   -----------     -      --------   --------  -----------     -      --------
Net Revenue                               $1,101     ($   1)     (0.1%)    $1,100     $1,101     ($   1)     (0.1%)    $1,100
Operating Expenses                        $  735      $   0       0.0%     $  735     $  681      $   0       0.0%     $  681
Income (Loss) Before Income Taxes         $  157     ($   1)     (0.6%)    $  156     $  276     ($   1)     (0.4%)    $  275
Net Income (Loss)                         $  107     ($   1)     (0.9%)    $  106     $  182     ($   1)     (0.5%)    $  181
                                          ======     ======      ====      ======     ======     ======      ====      ======
Net Income (Loss) per Share - Diluted     $ 0.25     $ 0.00      0.0%      $ 0.25     $ 0.43     $ 0.00      0.0%      $ 0.43
                                          ======     ======      ====      ======     ======     ======      ====      ======

The pro forma financial information is intended to present the Company's operating results excluding special items and related adjustments on provisions for income taxes. The pro forma financial information is not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. The pro forma financial information is prepared using an income tax rate of 34% for 2002 and 2001 and 36% for 2000. A reconciliation of the Company's pro forma net income to its net income (loss) under generally accepted accounting principles is presented below (in millions):

                                                                 YEAR ENDED               YEAR ENDED             NINE MONTHS ENDED
                                                                DECEMBER 31,              DECEMBER 31,              SEPTEMBER 30,
                                                                   2000                      2001                      2002
                                                                  -----                     -----                      ----
                                                                (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
RESTATED PRO FORMA NET INCOME                                      $256                      $290                      $181
SPECIAL ITEMS:
  Amortization of developed technology                            ($ 62)                    ($ 63)                    ($ 50)
  Amortization of goodwill and other intangibles                  ($879)                    ($887)                    ($ 54)
  Stock-based compensation                                         $  0                     ($  9)                     $  0
  Acquisition and restructuring costs or reversals                 $  4                      $  5                      $  0
  Loss on strategic investments                                    $  0                     ($ 16)                    ($ 15)
  Adjustments on provision for income taxes                        $ 54                      $ 37                      $ 44
                                                                  -----                     -----                      ----
RESTATED NET INCOME (LOSS)                                        ($627)                    ($643)                     $106
                                                                  =====                     =====                      ====